Exhibit 77Q3 to Form N-SAR for
Hibernia Funds

PEO Certifications

(a)	(i):  The registrant's President and Treasurer
		have concluded that the registrant's
		disclosure controls and procedures (as
		defined in rule 30a-2 under the Investment
		Company Act of 1940 (the "Act") ) are
		effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this
		report on Form N-SAR.

(a)	(ii): There were no significant changes in the
		registrant's internal controls, or the
		internal controls of its service providers, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a) (iii): CERTIFICATIONS

I, Peter J. Germain, certify that:

1.	I have reviewed this report on Form N-SAR of
	Hibernia Funds on behalf of:
     	Hibernia Capital Appreciation Fund
     	Hibernia Cash Reserve Fund
     	Hibernia Louisiana Municipal Income Fund
     	Hibernia Mid-Cap Equity Fund
     	Hibernia Total Return Bond Fund
     	Hibernia U.S. Government Income Fund
     	Hibernia U.S. Treasury Money Market Fund
     	("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

2.	Based on my knowledge, the financial
	information included in this report,
     	and the financial statements on which
	the financial information is based,
     	fairly present in all material respects
	the financial condition, results of
     	operations, changes in net assets, and
	cash flows (if the financial statements
	are required to include a statement of
	cash flows) of the
     registrant as of, and for, the periods
	presented in this report;

3.	The registrant's other certifying officers
	and I are responsible for establishing and maintaining disclosure controls and procedures
	(as defined in rule 30a-2(c) under the
	Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and
	procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the
	registrant's disclosure controls and
	procedures as of a date within 90 days
	prior to the filing date of this report
	(the "Evaluation Date"); and

c)	presented in this report our conclusions
	about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

4.	The registrant's other certifying officers and I
	have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies in the design or
	operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b)	any fraud, whether or not material, that involves
	management or other employees who have a significant role in the registrant's internal controls; and

5.	The registrant's other certifying officers and I
	have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: April 28, 2003
/S/ Peter J. Germain
President - Principal Executive Officer
Hibernia Funds


Exhibit 77Q3 to Form N-SAR for
Hibernia Funds

PFO Certifications

(a)	(i): The registrant's President and Treasurer have
	concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2 under the Investment Company Act of 1940 (the "Act") ) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-SAR.

(a)	(ii): There were no significant changes in the
	registrant's internal controls, or the internal controls of its service providers, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

(a) (iii): CERTIFICATIONS

I, Richard J. Thomas certify that:

1.	I have reviewed this report on Form N-SAR of
	Hibernia Funds on behalf of:
     	Hibernia Capital Appreciation Fund
     	Hibernia Cash Reserve Fund
     	Hibernia Louisiana Municipal Income Fund
     	Hibernia Mid-Cap Equity Fund
     	Hibernia Total Return Bond Fund
     	Hibernia U.S. Government Income Fund
     	Hibernia U.S. Treasury Money Market Fund
     	("registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

2.	Based on my knowledge, the financial information
	included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

3.	The registrant's other certifying officers and I
	are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a)	designed such disclosure controls and procedures
	to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)	evaluated the effectiveness of the registrant's
	disclosure controls and procedures as of a date within 90 days prior to the filing date
     	of this report (the "Evaluation Date"); and

c)	presented in this report our conclusions about
     the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the
     	audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)	all significant deficiencies in the design or
     operation of internal controls which could adversely affect the registrant's ability to
     	record, process, summarize, and report
         financial data and have identified for the registrant's auditors any material weaknesses in
     	internal controls; and

b)	any fraud, whether or not material, that involves
     management or other employees who have a significant role in the registrant's internal
     	controls; and

6.	The registrant's other certifying officers and I
     have indicated in this report whether or not there were significant changes in internal controls
     	or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any
     	corrective actions with regard to significant
         deficiencies and material
     	weaknesses.


Date: April 28, 2003
/S/ Richard J. Thomas
Treasurer - Principal Financial Officer
Hibernia Funds